UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 26, 2019

LIBERTY EXPEDIA HOLDINGS, INC.

(LEMS I LLC as successor by merger to Liberty Expedia Holdings, Inc.)
(Exact name of registrant as specified in its charter)

Delaware	001-37938	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE
Bellevue, WA 98004
 (Address of principal executive offices) (Zip code)

(425) 679-7200
Registrant’s telephone number, including area code

Liberty Expedia Holdings, Inc.
12300 Liberty Boulevard
Englewood, Colorado 80112
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series A common stock	LEXEA	The Nasdaq Stock Market LLC
Series B common stock	LEXEB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On July 26, 2019, pursuant to that certain Agreement and Plan of Merger, dated as of April 15, 2019, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of June 5, 2019 (as amended, the “Merger Agreement”), by and among Liberty Expedia Holdings, Inc. (the “Company” or “LEXPE”), Expedia Group, Inc. (“Parent” or “Expedia Group”), LEMS I LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger LLC”), and LEMS II Inc., a Delaware corporation and a wholly owned subsidiary of Merger LLC (“Merger Sub”), Merger Sub merged with and into LEXPE (the “Merger”), with LEXPE surviving the Merger as a wholly owned subsidiary of Merger LLC (the “Surviving Corporation”), and immediately following the Merger, LEXPE (as the Surviving Corporation) merged with and into Merger LLC (the “Upstream Merger”, and together with the Merger, the “Combination”), with Merger LLC surviving the Upstream Merger as a wholly owned subsidiary of Parent (the “Surviving Company”).

The descriptions of the Merger Agreement in this Current Report on Form 8-K do not purport to be complete and are subject to, and qualified in their entirety by reference to the Merger Agreement and Amendment No. 1 to Agreement and Plan of Merger, copies of which were attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on April 16, 2019, and Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 5, 2019, respectively, and which are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information provided in the Introduction section of this Current Report on Form 8-K is incorporated by reference herein.

At the effective time of the Merger (the “Effective Time”), pursuant to the Merger Agreement, each share of Series A common stock, par value $0.01 per share, of LEXPE and Series B common stock, par value $0.01 per share, of LEXPE (together, the “LEXPE Common Stock”) (except for shares held by LEXPE as treasury stock or held directly by Expedia Group) was automatically converted into the right to receive a number of shares of common stock, par value $0.0001 per share, of Expedia Group (the “Expedia Group Common Stock”) such that each holder of record of shares of LEXPE Common Stock has the right to receive, in the aggregate, a number of shares of Expedia Group Common Stock equal to the product of the total number of shares of such series of LEXPE Common Stock held of record by such holder immediately prior to the Merger multiplied by an exchange ratio equal to 0.36, with such product rounded up to the next whole share of Expedia Group Common Stock (the “Merger Consideration”). Each share of LEXPE Common Stock held by LEXPE as treasury stock or held directly by Parent immediately prior to the Effective Time was cancelled and no securities of Parent or other consideration was delivered in exchange therefor. LEXPE stockholders have no appraisal rights in connection with the Combination.

The foregoing description of the Combination and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibits 2.1 and 2.2 hereto and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the completion of the Combination, LEXPE notified the NASDAQ Stock Market LLC (“NASDAQ”) of its intent to remove the LEXPE Common Stock from listing on NASDAQ and requested that NASDAQ file a notice of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) to delist and deregister such securities under Section 12(b) the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Surviving Company intends to file with the SEC a certification on Form 15, requesting the termination of registration of the LEXPE Common Stock under Section 12(g) of the Exchange Act and the suspension of LEXPE’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modifications to Rights of Security Holders

Pursuant to the Merger Agreement, at the Effective Time, all then-outstanding stock options with respect to shares of LEXPE Common Stock (“LEXPE Stock Option”) specified on a schedule to the Merger Agreement were accelerated and converted into the right to receive cash (without interest) in an amount equal to the product of (1) the excess (if any) of the per share cash equivalent consideration (calculated by multiplying the exchange ratio by the volume weighted average closing price of one share of Expedia Group Common Stock as reported on NASDAQ for the ten consecutive trading days ending on the trading day immediately preceding the Effective Time) over the per share exercise price of such LEXPE Stock Option, multiplied by (2) the number of shares of LEXPE Common Stock subject to such LEXPE Stock Option immediately prior to the Effective Time, less applicable tax withholdings.

Pursuant to the Merger Agreement, at the Effective Time, all then-outstanding LEXPE Stock Options (other than those specified on a schedule to the Merger Agreement) were accelerated and converted into the right to receive a number of shares of Expedia Group Common Stock equal to (x) 0.36 multiplied by (y) the number of shares covered by such LEXPE Stock Options (after deducting a number of shares sufficient to cover the aggregate option exercise price), less applicable tax withholdings, with the number of shares to be delivered to each holder of LEXPE Stock Options aggregated and rounded up to the next whole share of Expedia Group Common Stock.

Pursuant to the Merger Agreement, at the Effective Time, all then-outstanding awards of LEXPE restricted stock were accelerated and converted into the right to receive the Merger Consideration in respect of each share of LEXPE Common Stock covered by such award, less applicable tax withholding.

Pursuant to the Merger Agreement, at the Effective Time, all then outstanding awards of LEXPE restricted stock units were accelerated and converted into the right to receive a number of shares of Expedia Group Common Stock equal to (x) 0.36 multiplied by (y) the aggregate number of shares covered by such LEXPE restricted stock unit immediately prior to the Effective Time, less applicable withholding taxes, with such product rounded up to the next whole share of Expedia Group Common Stock.

The information set forth in Item 2.01 above and Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant

The information set forth in the Introduction, Item 2.01 above and Items 5.02 and 5.03 below is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the consummation of the Combination, all of the directors and executive officers, including the named executive officers, of LEXPE resigned from their respective positions as directors and executive officers of LEXPE, effective as of the Effective Time. The directors and executive officers of LEXPE did not resign because of a disagreement with LEXPE on any matter relating to LEXPE’s operations, policies or practices. The directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation following the Effective Time through the effective time of the Upstream Merger (the “Upstream Effective Time”), at which time the manager of Merger LLC became the manager of the Surviving Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in the Introduction is incorporated herein by reference.

At the Effective Time, (1) the certificate of incorporation of the Surviving Corporation was amended and restated to read in its entirety as set forth on Exhibit F to the Merger Agreement and (2) the bylaws of the Surviving Corporation were amended and restated to read in their entirety as set forth on Exhibit G to the Merger Agreement, each in accordance with the terms of the Merger Agreement.

At the Upstream Effective Time, (1) the certificate of formation and (2) the limited liability company agreement of Merger LLC, each as in effect immediately prior to the Upstream Effective Time and as set forth on Exhibit H and Exhibit I to the Merger Agreement, respectively, became the certificate of formation and limited liability company agreement of the Surviving Company, respectively.

Copies of (1) the certificate of incorporation of the Surviving Corporation, as amended and restated and in effect immediately prior to the Upstream Effective Time, (2) the bylaws of the Surviving Corporation, as amended and restated and in effect immediately prior to the Upstream Effective Time, (3) the certificate of formation of the Surviving Company, as in effect immediately following the Upstream Effective Time and (4) the limited liability company agreement of the Surviving Company as in effect immediately following the Upstream Effective Time are attached as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On July 26, 2019, LEXPE stockholders approved each of the proposals relating to the Merger that were considered at the special meeting of stockholders held at the offices of the Company (the “Special Meeting”), including the proposal to approve the adoption of the Merger Agreement.  More specifically, the following proposals were considered and acted upon by the stockholders of the Company: (a) a proposal to approve the adoption of the Merger Agreement (the “Merger Proposal”); (b) a proposal to approve, by advisory (non-binding) vote, certain compensation that may be paid or become payable to the named executive officers of LEXPE in connection with the completion of the Combination (the “Merger-Related Compensation Proposal”); and (c) a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal, if there are insufficient votes at the time of such adjournment to approve such proposal (the “Adjournment Proposal”). The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each proposal, are set forth below.

1. Merger Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,938,976	592,730	324,715	0

Accordingly, the Merger Proposal was approved.

2. Merger-Related Compensation Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,971,514	1,545,902	339,005	0

Accordingly, the Merger-Related Compensation Proposal was approved.

3. Adjournment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,940,766	2,589,394	326,261	0

Accordingly, the Adjournment Proposal was approved.

Item 7.01.	Regulation FD Disclosure

On July 26, 2019, LEXPE and Expedia Group issued a joint press release announcing the completion of the Combination. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In connection with the Combination, LEXPE delivered a notice of redemption to the holders of the Exchangeable Debentures with respect to all of the $400 million aggregate outstanding original principal amount of its 1.0% Exchangeable Senior Debentures due 2047 (the “Exchangeable Debentures”).  In accordance with the terms of such notice of redemption and the indenture governing the Exchangeable Debentures, Merger LLC (as successor to LEXPE) will redeem the Exchangeable Debentures in full on August 26, 2019 (the “Redemption Date”) at a redemption price, in cash, equal to the sum of (i) the adjusted principal amount of such Exchangeable Debentures, (ii) any accrued and unpaid interest on such Exchangeable Debentures to the Redemption Date, and (iii) any final period distribution on such Exchangeable Debentures.  As a result of the delivery of such notice of redemption, in accordance with the terms of the indenture governing the Exchangeable Debentures, holders may surrender their Exchangeable Debentures for exchange until the close of business on the second scheduled trading day prior to the Redemption Date at an exchange rate of 5.1566 shares of Expedia Group Common Stock per $1,000 of original principal amount of Exchangeable Debentures (subject to certain adjustments).  Upon any such exchange, the holder thereof will be entitled to receive Expedia Group Common Stock or, at Merger LLC’s election, cash or a combination of Expedia Group Common Stock and cash.

This Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of April 15, 2019, by and among the Company, Parent, Merger LLC and Merger Sub (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 16, 2019)

2.2
Amendment No. 1 to Agreement and Plan of Merger by and among the Company, Parent, Merger LLC and Merger Sub, dated as of June 5, 2019 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 5, 2019)

3.1	Amended and Restated Certificate of Incorporation of the Surviving Corporation

3.2	Amended and Restated Bylaws of the Surviving Corporation

3.3	Certificate of Formation of the Surviving Company

3.4	Limited Liability Company Agreement of the Surviving Company

99.1	Press Release, dated July 26, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMS I LLC (as successor by merger to Liberty Expedia Holdings, Inc.)

By:	/s/ Robert J. Dzielak
Name: Robert J. Dzielak
Title: Chief Legal Officer and Secretary

Dated: July 26, 2019